Exhibit 99.1

Crown Announces Results of Special Meeting of Stockholders

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LOS ANGELES, Jan. 14, 2025 – Crown Electrokinetics Corp. (NASDAQ: CRKN) (“Crown” or the “Company”), a leading provider of innovative technology infrastructure solutions that benefit communities and the environment, today announced the voting results from its Special Meeting of Stockholders held on January 14, 2025.

Crown’s shareholders approved all proposals presented during the meeting, including the authorization of up to a 1-for-200 reverse stock split of its common stock and ratification of its independent registered public accounting firm. These approvals provide Crown with the flexibility to meet its corporate objectives, including maintaining compliance with Nasdaq’s listing requirements.

Shareholder approval of the reverse stock split has given the Board of Directors the discretion to enact the split within a ratio of not less than 1-for-2 and not more than 1-for-200. The Board will have discretion to determine whether to affect the reverse split and to set the exact ratio within the range at any time prior to December 31, 2025. Crown believes this provides the Board with maximum flexibility to react to current market conditions and therefore to achieve the purposes of the reverse stock split, if implemented, and to act in the best interests of our stockholders

“We are deeply grateful to our Board and shareholders for their support in approving this reverse stock split, a necessary step to position Crown for continued growth and success,” said Doug Croxall, CEO and Chairman, Crown. “Maintaining our Nasdaq listing ensures access to the capital markets, which is needed to advance our mission in delivering innovative infrastructure solutions that benefit both communities and the environment.”

“As we step into 2025, Crown is stronger, more focused, and better positioned than ever to capitalize on new opportunities. With momentum across our three divisions, we are committed to achieving profitability in the first half of 2025, expanding our footprint to meet increasing demand, and delivering innovative infrastructure solutions that address critical societal challenges. The reverse stock split underscores our commitment to building long-term value for our shareholders and laying the foundation for sustainable growth and continued innovation,” concluded Mr. Croxall.

For more information on the meeting results or to access the full voting report, please refer to the Company’s filings with the Securities and Exchange Commission (the “SEC”) at https://ir.crownek.com/sec-filings.

About Crown

Crown (Nasdaq: CRKN) is an innovative infrastructure solutions provider dedicated to benefiting communities and the environment. Comprised of three business divisions, Smart Windows, Fiber Optics, and Water Solutions, Crown is developing and delivering cutting edge solutions that are challenging the status quo and redefining industry standards. For more information, please visit www.crownek.com.

Forward Looking Statements

Certain statements in this news release may be “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995) regarding future events or Crown’s future financial performance that involve certain contingencies and uncertainties, including those discussed in Crown’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports Crown files with the U.S. Securities and Exchange Commission from time to time, in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” .. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in forward-looking statements due to numerous factors. Any forward-looking statements speak only as of the date of this news release and Crown Electrokinetic Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this news release.

This press release does not constitute a public offer of any securities for sale. Any securities offered privately will not be or have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

For more information, please contact:

Investor Relations

ir@crownek.com

Public Relations

pr@crownek.com